UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 9, 2005

Onyx Acceptance Financial Corporation

Onyx Acceptance Owner Trust 2005-B

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-113136 333-113136-4	33-0629768 51-6566857
(Commission File Numbers)	(Commission File Numbers)

27051 Towne Center Drive, Suite 200 Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Address of Principal Executive Offices)

(949) 465-3500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

On November 9, 2005, Financial Guaranty Insurance Company, Onyx Acceptance Corporation (“Onyx”), Onyx Acceptance Financial Corporation (the “Depositor”) and JPMorgan Chase Bank, N.A. (the “Indenture Trustee”) entered into an amendment of the Insurance and Reimbursement Agreement, dated as of July 21, 2005 (the “Amendment”) to amend the definitions of “Delinquent Contract” and “Spread Account Increase Condition”. A copy of the Amendment is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit No.	Document Description
10.1	Amendment to Insurance and Reimbursement Agreement, dated as of October 31, 2005, among Financial Guaranty Insurance Company, Onyx, the Depositor and the Indenture Trustee.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Onyx Acceptance Financial Corporation and the Co-Registrant, Onyx Acceptance Owner Trust 2005-B by its Depositor, Onyx Acceptance Financial Corporation, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 9, 2005	ONYX ACCEPTANCE FINANCIAL CORPORATION

	By:	/s/ Albert A. Ciafre
	Name:	Albert A. Ciafre
	Title:	Assistant Vice President

November 9, 2005	ONYX ACCEPTANCE OWNER TRUST 2005-B

	By:	Onyx Acceptance Financial Corporation, Depositor of Onyx Acceptance Owner Trust 2005-B

	By:	/s/ Albert A. Ciafre
	Name:	Albert A. Ciafre
	Title:	Assistant Vice President